                                                                    EXHIBIT 99.2

         CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 (ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

     In connection with the periodic report of Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, W. Brian Olson, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.



Date: September 16, 2002                 /s/ W. Brian Olson
                                        -------------------------------------
                                        W. Brian Olson
                                        Chief Financial Officer